Exhibit 99.2

CHAMBERS STREET PROPERTIES

Supplemental Information | Fourth Quarter 2014 | 1

This supplemental information is available on our website at www.ChambersStreet.com. This data is furnished to supplement audited and unaudited regulatory filings of ours and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Forward-Looking Statements
This supplemental information may contain various "forward-looking statements." You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "would," "could," "should," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our failure to successfully manage growth or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; failure to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks or epidemics in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and other of our documents that are on file with or furnished to the SEC. Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward-looking statements.
Credit ratings may not reflect the potential impact of risks relating to the structure or trading of our shares and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We do not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.
The following discussion related to our consolidated financial statements should be read in conjunction with the financial statements for the year ended December 31, 2014 included in the Form 10-K to be filed on or about March 2, 2015.

Supplemental Information | Fourth Quarter 2014 | 2

CHAMBERS STREET PROPERTIES
Company Profile

Chambers Street Properties is a real estate investment trust focused on acquiring, owning and operating net leased industrial and office properties, leased to creditworthy tenants.
We were formed on March 30, 2004 and commenced operations in July 2004. During 2006, we became a public reporting company and through January 2012, we raised approximately $2.5 billion in gross offering proceeds. On May 21, 2013, we listed our common shares on the New York Stock Exchange under the ticker symbol "CSG."
As of December 31, 2014, we had ownership interests in 128 primarily net leased industrial (primarily warehouse/distribution) and office properties located in 19 U.S. states, France, Germany and the United Kingdom. As of December 31, 2014, our portfolio encompassed 37.7 million net rentable square feet and was 98.3% leased.

Senior Management

Jack A. Cuneo President and Chief Executive Officer	Martin A. Reid Executive Vice President, Chief Financial Officer, Treasurer and Secretary	Philip L. Kianka Executive Vice President and Chief Operating Officer

Christopher B. Allen Executive Vice President of Capital Markets and Finance	Hugh S. O'Beirne, Esq. Senior Vice President and General Counsel

Offices and Contact Information

Corporate Headquarters 47 Hulfish Street Suite 210 Princeton, NJ 08542 (609) 683-4900	Los Angeles Regional Office 515 S. Flower Street Suite 1020 Los Angeles, CA 90071 (213) 405-5927	Transfer Agent Broadridge Corporate Issuer Solutions 1155 Long Island Avenue Edgewood, NY 11717 (855) 450-0288

Investor Relations Heather Gentry Vice President, Investor Relations Heather.Gentry@CSPREIT.com (609) 806-2682	Media Relations Gallen.Neilly Tim Gallen Tim@Gallen.com Andrew Neilly Andrew@Gallen.com (925) 930-9848

Credit Ratings

Standard & Poor's Ratings Services: BBB-	Moody's Investors Ratings: Baa3

Equity Research Coverage

Capital One Securities, Inc. Chris Lucas (571) 633-8151	JMP Securities Mitch Germain (212) 906-3546	Ladenburg Thalmann & Co. Daniel Donlan (212) 409-2056

Oppenheimer & Co. Steve Manaker (212) 667-5950	SunTrust Robinson Humphrey, Inc. Ki Bin Kim, CFA (212) 303-4124	Wells Fargo Securities, LLC Todd Stender (562) 637-1371

Supplemental Information | Fourth Quarter 2014 | 3

CHAMBERS STREET PROPERTIES
Quarterly Highlights
Earnings

•	FFO: $0.14 per diluted share, or $32.0 million, which represents a decrease of $0.03 per diluted share compared to Q3 2014 and a decrease of $0.01 per diluted share compared to Q4 2013.

•	Core FFO: $0.18 per diluted share, or $41.5 million, unchanged per diluted share compared to Q3 2014 and an increase of $0.01 per diluted share compared to Q4 2013.

•	AFFO: $0.15 per diluted share, or $36.5 million, which represents a decrease of $0.01 per diluted share compared to Q3 2014 and an increase of $0.01 per diluted share compared to Q4 2013.
Operating

•	Percentage Leased: 98.3% as of December 31, 2014.

•	Leasing: Leased 985,630 rentable square feet comprised of 507,188 rentable square feet of renewals and 478,442 rentable square feet of new leases.
Acquisitions and Dispositions

•	Acquisitions: Acquired five industrial properties totaling 2,146,980 rentable square feet for a total purchase price of $126.8 million.

•
Dispositions: Sold three wholly-owned office properties for $64.7 million and three unconsolidated multi-tenant office properties for a gross sales price of $58.7 million, of which our pro rata share was approximately $46.9 million.

Financing

•	Paid off notes payable of $7.9 million secured by Bolingbrook Point III on November 6, 2014.

•	Paid off notes payable of $8.3 million in connection with the sale of Sam Houston Crossing I, a Duke JV property, on December 5, 2014.

•	Paid off notes payable of $9.1 million in connection with the sale of Deerfield Commons on December 16, 2014.

Supplemental Information | Fourth Quarter 2014 | 4

CHAMBERS STREET PROPERTIES
Financial Highlights
(Unaudited)
($ in Thousands, Except Share Data)

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Portfolio Statistics:
Number of Consolidated Properties	102	100	100	100	99
Number of Unconsolidated Properties (1)	26	29	29	29	30
Total Properties	128	129	129	129	129
Total Net Rentable Square Feet (1)	37,740,832	36,281,879	35,911,525	35,785,092	35,267,652
Approximate Acquisition Cost (2)	$3,362,730	$3,352,860	$3,359,950	$3,353,599	$3,335,719
Percentage Leased (3)	98.3%	97.3%	95.9%	96.1%	96.5%
Balance Sheet Items:
Total Assets (2)	$3,045,198	$3,077,962	$3,132,338	$3,153,676	$3,213,687
Total Debt (2)	$1,543,141	$1,548,248	$1,577,833	$1,583,164	$1,607,974
Total Shareholders' Equity	$1,360,967	$1,406,880	$1,429,379	$1,456,976	$1,484,650

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Income Items:
Total Revenues (2)	$86,722	$83,711	$345,293	$329,346
Net Operating Income - GAAP Basis (2)(4)	$63,291	$60,631	$251,429	$238,590
Net Operating Income - Cash Basis (2)(4)	$63,331	$59,753	$251,748	$230,278
Net (Loss) Income	$(7,892)	$4,037	$19,048	$83,346
Adjusted EBITDA (2)(5)	$50,239	$51,309	$218,134	$200,951
Funds from Operations (FFO) (6)	$31,997	$34,895	$152,042	$143,058
Core Funds from Operations (Core FFO) (6)	$41,528	$39,074	$163,477	$158,125
Adjusted Funds from Operations (AFFO) (6)	$36,501	$34,096	$151,343	$139,470
Dividends Declared	$29,852	$29,794	$119,388	$132,114
Per Share Data
FFO per Share	$0.14	$0.15	$0.64	$0.59
Core FFO per Share	$0.18	$0.17	$0.69	$0.65
AFFO per Share	$0.15	$0.14	$0.64	$0.58
Dividends per Share	$0.126	$0.126	$0.504	$0.551
Weighted Average Common Shares Outstanding – Basic & Diluted	236,923,347	236,463,981	236,866,656	242,379,680
Dividend Payout Ratios:
FFO (5)	93.3%	85.4%	78.5%	92.3%
Core FFO (5)	71.9%	76.3%	73.0%	83.6%
AFFO (5)	81.8%	87.4%	78.9%	94.7%
__________

(1)	Includes 100% of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Includes continuing and discontinued operations and pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(3)	Average percentage leased is weighted based on net rentable square feet.

(4)	Refer to page 36 for a reconciliation of Net (Loss) Income to Consolidated Net Operating Income.

(5)	Refer to page 37 for a reconciliation of Net (Loss) Income to Adjusted EBITDA.

(6)	Refer to page 8 for a reconciliation of GAAP Net (Loss) Income to FFO, Core FFO and AFFO.

Supplemental Information | Fourth Quarter 2014 | 5

CHAMBERS STREET PROPERTIES
Consolidated Balance Sheets
($ in Thousands, Except Share Data)

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
ASSETS
Investments in Real Estate:
Land	$633,012	$641,720	$646,513	$645,592	$639,382
Land Available for Expansion	23,368	25,701	25,752	25,752	24,631
Buildings and Improvements	1,682,917	1,633,625	1,630,531	1,625,610	1,606,209
	2,339,297	2,301,046	2,302,796	2,296,954	2,270,222
Less: Accumulated Depreciation and Amortization	(250,107)	(243,073)	(230,804)	(213,156)	(195,778)
Net Investments in Real Estate	2,089,190	2,057,973	2,071,992	2,083,798	2,074,444
Investments in Unconsolidated Entities	423,693	460,211	486,452	497,851	514,802
Cash and Cash Equivalents	40,139	58,546	55,588	44,565	83,007
Restricted Cash	14,718	14,372	12,793	12,216	15,236
Tenant and Other Receivables, Net	11,216	14,147	12,253	11,689	10,394
Deferred Rent	39,429	40,123	38,068	36,794	35,499
Deferred Leasing Costs and Intangible Assets, Net	220,490	220,802	230,899	242,368	248,872
Deferred Financing Costs, Net	9,321	9,908	10,318	10,931	11,585
Prepaid Expenses and Other Assets	21,612	13,647	10,299	12,100	16,757
Total Assets	$2,869,808	$2,889,729	$2,928,662	$2,952,312	$3,010,596
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Secured Notes Payable, Net	$610,608	$632,361	$652,166	$656,520	$681,200
Unsecured Term Loan Facilities	570,000	570,000	570,000	570,000	570,000
Unsecured Revolving Credit Facility	200,044	170,044	170,044	170,044	170,044
Accounts Payable, Accrued Expenses and Other Liabilities	76,421	57,587	56,734	45,892	50,053
Intangible Liabilities, Net	26,248	26,988	25,994	27,024	28,070
Prepaid Rent and Security Deposits	15,569	15,918	14,392	15,902	16,648
Distributions Payable	9,951	9,951	9,953	9,954	9,931
Total Liabilities	1,508,841	1,482,849	1,499,283	1,495,336	1,525,946
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Common Shares of Beneficial Interest, $0.01 par value, 990,000,000 shares authorized	2,364	2,362	2,361	2,360	2,359
Additional Paid-in-Capital	2,071,526	2,069,710	2,068,683	2,067,772	2,067,008
Accumulated Deficit	(689,654)	(651,909)	(640,523)	(615,814)	(589,313)
Accumulated Other Comprehensive (Loss) Income	(23,269)	(13,283)	(1,142)	2,658	4,596
Total Shareholders’ Equity	1,360,967	1,406,880	1,429,379	1,456,976	1,484,650
Total Liabilities and Shareholders’ Equity	$2,869,808	$2,889,729	$2,928,662	$2,952,312	$3,010,596

Supplemental Information | Fourth Quarter 2014 | 6

CHAMBERS STREET PROPERTIES
Consolidated Statements of Operations
For the Three Months and Years Ended December 31, 2014 and 2013 (unaudited)
($ in Thousands, Except Share Data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
REVENUES
Rental	$53,880	$51,865	$210,180	$196,706
Tenant Reimbursements	14,696	13,373	59,730	53,306
Other Property Income	174	—	1,780	—
Total Revenues	68,750	65,238	271,690	250,012
EXPENSES
Property Operating	9,699	8,730	36,757	31,221
Real Estate Taxes	9,374	9,376	39,567	37,971
General and Administrative	11,286	5,430	31,333	23,138
Investment Management Fee	—	—	—	489
Acquisition-Related	1,717	512	2,272	2,690
Depreciation and Amortization	27,720	27,991	109,292	102,793
Impairment of Real Estate	27,563	—	27,563	—
Transition and Listing	—	—	—	12,681
Total Expenses	87,359	52,039	246,784	210,983
OTHER EXPENSES AND INCOME
Interest and Other Income	79	216	652	1,321
Interest Expense	(13,658)	(14,839)	(55,311)	(47,295)
Interest Expense and Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	(9)	32	71	614
Gain on Sale of Real Estate	7,989	—	21,164	—
Loss on Early Extinguishment of Debt	(477)	521	(477)	(1,051)
Gain on Conversion of Equity Interest to Controlling Interest	—	227	—	75,763
Total Other (Expenses) Income	(6,076)	(13,843)	(33,901)	29,352
(Loss) Income Before Provision for Income Taxes and Equity in Income of Unconsolidated Entities	(24,685)	(644)	(8,995)	68,381
Provision For Income Taxes	(201)	(13)	(780)	(287)
Equity in Income of Unconsolidated Entities	16,994	1,848	28,823	12,111
(LOSS) INCOME FROM CONTINUING OPERATIONS	(7,892)	1,191	19,048	80,205
DISCONTINUED OPERATIONS
Income from Discontinued Operations	—	87	—	382
Gain on Sale of Real Estate	—	2,759	—	2,759
TOTAL INCOME FROM DISCONTINUED OPERATIONS	—	2,846	—	3,141
NET (LOSS) INCOME	(7,892)	4,037	19,048	83,346
Net Income Attributable to Non-Controlling Operating Partnership Units	—	—	—	(82)
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(7,892)	$4,037	$19,048	$83,264
Basic and Diluted Net (Loss) Income Per Share from Continuing Operations Attributable to Common Shareholders	$(0.03)	$0.02	$0.08	$0.33
Basic and Diluted Net (Loss) Income Per Share Attributable to Common Shareholders	$(0.03)	$0.02	$0.08	$0.34
Weighted Average Common Shares Outstanding-Basic and Diluted	236,923,347	236,463,981	236,866,656	242,379,680

Supplemental Information | Fourth Quarter 2014 | 7

CHAMBERS STREET PROPERTIES
Reconciliation of Net (Loss) Income to FFO, Core FFO and AFFO
For the Three Months and Years Ended December 31, 2014 and 2013 (unaudited)
($ in Thousands, Except Share Data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Net (Loss) Income	$(7,892)	$4,037	$19,048	$83,346
Real Estate Depreciation and Amortization	27,585	27,886	108,816	103,209
Pro Rata Share of Real Estate Depreciation and Amortization from Unconsolidated Entities	7,141	8,831	32,313	35,785
Impairment of Real Estate	27,563	—	27,563	—
Gain on Conversion of Equity Interest to Controlling Interest	—	(227)	—	(75,763)
Gain on Sale of Real Estate	(7,989)	(2,759)	(21,164)	(2,759)
Pro Rata Share of Gain on Sale of Real Estate from Unconsolidated Entities	(13,638)	(2,823)	(13,638)	(2,823)
Pro Rata Share of Realized (Gain) Loss on Investment in CBRE Strategic Partners Asia	(773)	(50)	(896)	2,063
Funds from Operations	31,997	34,895	152,042	143,058
Acquisition-Related Expenses	1,717	512	2,272	2,690
Pro Rata Share of Acquisition-Related Expenses from Unconsolidated Entities	—	4,249	—	4,249
Loss on Early Extinguishment of Debt	477	(521)	477	1,051
Pro Rata Share of Loss on Early Extinguishment of Debt from Unconsolidated Entities	1,378	214	1,378	214
Severance-Related Expense	5,213	—	6,525	—
Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	9	(41)	(71)	(1,772)
Transition and Listing Expenses	—	—	—	12,681
Pro Rata Share of Unrealized Loss (Gain) on Investment in CBRE Strategic Partners Asia	737	(234)	854	(4,046)
Core Funds from Operations	41,528	39,074	163,477	158,125
Amortization of Non-Cash Interest Expense	(452)	94	(1,112)	(367)
Pro Rata Share of Amortization of Non-Cash Interest Expense from Unconsolidated Entities	109	93	463	529
Amortization of Above and Below Market Leases	1,236	1,374	5,292	6,402
Pro Rata Share of Amortization of Above/Below Market Leases from Unconsolidated Entities	(50)	(45)	(212)	(195)
Amortization of Deferred Revenue Related to Tenant Improvements	(219)	(276)	(966)	(1,185)
Share Based Compensation	586	360	3,326	1,907
Straight-Line Rent Adjustments, Net	(1,468)	(2,383)	(6,109)	(10,269)
Pro Rata Share of Straight-Line Rent Adjustments, Net from Unconsolidated Entities	322	176	1,348	(4,250)
Recurring Capital Expenditures	(4,306)	(4,049)	(12,625)	(7,939)
Pro Rata Share of Recurring Capital Expenditures from Unconsolidated Entities	(785)	(322)	(1,539)	(3,288)
Adjusted Funds from Operations	$36,501	$34,096	$151,343	$139,470
Amounts Per Share (Basic and Diluted):
Net (Loss) Income Attributable to Common Shareholders	$(0.03)	$0.02	$0.08	$0.34
Funds from Operations	$0.14	$0.15	$0.64	$0.59
Core Funds from Operations	$0.18	$0.17	$0.69	$0.65
Adjusted Funds from Operations	$0.15	$0.14	$0.64	$0.58
Weighted Average Common Shares Outstanding -Basic & Diluted	236,923,347	236,463,981	236,866,656	242,379,680

Supplemental Information | Fourth Quarter 2014 | 8

CHAMBERS STREET PROPERTIES
Joint Venture Information
As of December 31, 2014
($ and Square Footage Amounts in Thousands)

	Duke JV	European JV	UK JV
Number of Properties:
Industrial	7	9	3
Office	7	—	—
Total Number of Properties	14	9	3
Percent Leased	99.9%	100.0%	100.0%
Square Feet:
Industrial	6,120	4,966	542
Office	789	—	—
Total Square Feet	6,909	4,966	542
Company Effective Ownership Percentage	80.0%	80.0%	80.0%
Balance Sheet Information (1)
Net Investments in Real Estate	$340,466	$274,128	$38,997
Other Assets	32,474	49,435	4,618
Total Assets	$372,940	$323,563	$43,615
Secured Notes Payable	$67,939	$135,173	$—
Other Liabilities	6,344	8,214	2,129
Equity	298,657	180,176	41,486
Total Liabilities and Equity	$372,940	$323,563	$43,615

Income Statement Information (1)

	Duke JV		European JV		UK JV		Afton Ridge (2)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,		December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Total Revenue	$14,180	$15,381	$7,088	$5,365	$1,197	$1,217	$—	$554
Operating Expenses	4,306	4,594	938	977	204	162	—	263
Net Operating Income	9,874	10,787	6,150	4,388	993	1,055	—	291
Depreciation and Amortization	5,542	7,321	2,881	2,516	503	510	—	—
Interest	948	1,250	1,066	728	—	—	—	—
Acquisition Related Expenses	—	—	—	4,778	—	—	—	—
Gain on Sale of Real Estate	17,048	—	—	—	—	—	—	3,628
Loss on Extinguishment of Debt	(1,723)	—	—	—	—	—	—	—
Income (Loss) from Continuing Operations	18,709	2,216	2,203	(3,634)	490	545	—	3,919
Loss from Discontinued Operations	—	(821)	—	—	—	—	—	—
Net Income (Loss)	18,709	1,395	2,203	(3,634)	490	545	—	3,919
Company's Share in Net Income (Loss)	14,967	1,115	1,762	(2,907)	390	436	—	3,530
Adjustments for REIT Basis	(56)	(31)	—	—	—	—	—	(552)
Company's Equity in Net Income (Loss)	$14,911	$1,084	$1,762	$(2,907)	$390	$436	$—	$2,978
__________

(1)	Includes 100% of unconsolidated properties held through our Duke JV, European JV, and UK JV.

(2)	Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | Fourth Quarter 2014 | 9

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Balance Sheets
As of December 31, 2014 and 2013
(In Thousands)

	December 31, 2014			December 31, 2013
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (2)	Total at Pro Rata Share
Assets
Real Estate Net	$2,089,190	$522,873	$2,612,063	$2,074,444	$633,954	$2,708,398
Other Assets	356,925	69,340	426,265	421,350	74,263	495,613
Investments in Unconsolidated Entities	423,693	(416,823)	6,870	514,802	(505,126)	9,676
Total Assets	$2,869,808	$175,390	$3,045,198	$3,010,596	$203,091	$3,213,687
Liabilities and Equity
Total Debt	$1,380,652	$162,489	$1,543,141	$1,421,244	$186,730	$1,607,974
Other Liabilities	128,189	12,901	141,090	104,702	16,361	121,063
Total Liabilities	1,508,841	175,390	1,684,231	1,525,946	203,091	1,729,037
Shareholders’ Equity	1,360,967	—	1,360,967	1,484,650	—	1,484,650
Total Liabilities and Equity	$2,869,808	$175,390	$3,045,198	$3,010,596	$203,091	$3,213,687
__________

(1)	Includes Duke JV, European JV, and UK JV.

(2)	Includes Duke JV, European JV, UK JV and Afton Ridge. Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | Fourth Quarter 2014 | 10

CHAMBERS STREET PROPERTIES
Consolidated and Pro Rata Share Net Operating Income
For the Three Months and Years Ended December 31, 2014 and 2013 (unaudited)
(In Thousands)

	Three Months Ended December 31, 2014			Three Months Ended December 31, 2013
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (2)	Total at Pro Rata Share
Total Revenues	$68,750	$17,972	$86,722	$65,641	$18,070	$83,711
Total Operating Expenses	19,073	4,358	23,431	18,256	4,824	23,080
Net Operating Income - GAAP Basis	49,677	13,614	63,291	47,385	13,246	60,631
Straight-line Rent Adjustment, Net	(1,468)	322	(1,146)	(2,383)	176	(2,207)
Above/Below Market Lease Amortization, Net	1,236	(50)	1,186	1,374	(45)	1,329
Net Operating Income - Cash Basis	$49,445	$13,886	$63,331	$46,376	$13,377	$59,753
Interest Expense	$13,658	$1,611	$15,269	$14,912	$1,582	$16,494
__________

(1)	Includes amounts from continuing operations for the Duke JV, UK JV and European JV.

(2)	Includes amounts from continuing operations and discontinued operations for the Duke JV, Afton Ridge, UK JV and European JV. Afton Ridge Shopping Center was sold in December 2013.

	Year Ended December 31, 2014			Year Ended December 31, 2013
	Consolidated	Pro Rata Share of Joint Ventures (1)	Total at Pro Rata Share	Consolidated	Pro Rata Share of Joint Ventures (2)	Total at Pro Rata Share
Total Revenues	$271,690	$73,603	$345,293	$252,042	$77,304	$329,346
Total Operating Expenses	76,324	17,540	93,864	69,637	21,119	90,756
Net Operating Income - GAAP Basis	195,366	56,063	251,429	182,405	56,185	238,590
Straight-line Rent Adjustment, Net	(6,109)	1,348	(4,761)	(10,269)	(4,250)	(14,519)
Above/Below Market Lease Amortization, Net	5,292	(212)	5,080	6,402	(195)	6,207
Net Operating Income - Cash Basis	$194,549	$57,199	$251,748	$178,538	$51,740	$230,278
Interest Expense	$55,311	$6,845	$62,156	$47,715	$11,016	$58,731
__________

(1)	Includes amounts from continuing operations for the Duke JV, UK JV and European JV.

(2)	Includes amounts from continuing operations and discontinued operations for the Duke JV, Afton Ridge, UK JV and European JV. Afton Ridge Shopping Center was sold in December 2013.

Supplemental Information | Fourth Quarter 2014 | 11

CHAMBERS STREET PROPERTIES
Same Property Statistics
As of December 31, 2014
($ in Thousands)

			Year Ended
			December 31,
			2014	2013
Total Portfolio Square Footage at Quarter End			37,740,832	35,267,652
Number of Properties at Quarter End			128	129
Same Property Portfolio Square Footage (1)(2)			32,338,993	32,327,202
Same Property Portfolio Number of Buildings (1)(2)			116	116
Percentage of Total Quarter Ending Square Footage			85.7%	91.7%
Same Property Portfolio % Leased at Quarter End			98.0%	96.4%

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Total Revenues	$74,571	$72,992	$298,503	$294,075
Total Operating Expenses	20,442	19,555	82,071	80,776
Net Operating Income - GAAP Basis	$54,129	$53,437	$216,432	$213,299
Less: Straight-Line Rent Revenue	(924)	(1,709)	(4,216)	(12,798)
Add: Above/Below Market Lease Revenue	1,095	1,191	4,647	5,999
Less: GAAP Adjustment - European properties	—	—	301	—
Net Operating Income - Cash Basis	$54,300	$52,919	$216,562	$206,500
Same Property Portfolio Weighted Average % Leased	97.4%	96.4%	96.3%	96.2%
__________

(1)	Revenue and expense amounts from 17 properties acquired through the purchase of the remaining 20% outside equity interests on March 1, 2013 are included at 80% for comparison purposes.

(2)
Our same property portfolio includes all consolidated and unconsolidated properties owned and operating as of January 1, 2013 and still owned and operating as of December 31, 2014. Revenue and expense from same unconsolidated properties are included at pro rata share. Square footage and number of buildings are at 100%.

Supplemental Information | Fourth Quarter 2014 | 12

CHAMBERS STREET PROPERTIES (continued)
Same Property Statistics
As of December 31, 2014
($ in Thousands)

	Office (1)(2)				Industrial (1)(2)
	Three Months Ended		$ Change	% Change	Three Months Ended		$ Change	% Change
	Dec. 31, 2014	Dec. 31, 2013			Dec. 31, 2014	Dec. 31, 2013
Rental Revenue	$36,559	$36,094			$22,701	$22,659
Tenant Reimbursement	10,379	9,386			4,739	4,799
Other Property Income	19	54			174	—
Total Revenue	46,957	45,534	$1,423	3.1%	27,614	27,458	$156	0.6%
Operating Expenses	7,836	7,358			2,889	2,566
Real Estate Taxes	6,426	6,037			3,291	3,594
Total Expenses	14,262	13,395	867	6.5%	6,180	6,160	20	0.3%
Net Operating Income - GAAP Basis	$32,695	$32,139	$556	1.7%	$21,434	$21,298	$136	0.6%
Rental Revenue - GAAP Basis	$46,957	$45,534			$27,614	$27,458
Add: Straight-Line Rent Revenue	(804)	(934)			(120)	(775)
Add: Above/Below Lease Revenue	923	931			172	260
Rental Revenue - Cash Basis	47,076	45,531	1,545	3.4%	27,666	26,943	723	2.7%
Less: Total Expenses	14,262	13,395			6,180	6,160
Net Operating Income - Cash Basis	$32,814	$32,136	$678	2.1%	$21,486	$20,783	$703	3.4%

	Total Same Properties (1)(2)
	Three Months Ended		$ Change	% Change
	Dec. 31, 2014	Dec. 31, 2013
Rental Revenue	$59,260	$58,753
Tenant Reimbursement	15,118	14,185
Other Property Income	193	54
Total Revenue	74,571	72,992	$1,579	2.2%
Operating Expenses	10,725	9,924
Real Estate Taxes	9,717	9,631
Total Expenses	20,442	19,555	887	4.5%
Net Operating Income - GAAP Basis	$54,129	$53,437	$692	1.3%
Rental Revenue - GAAP Basis	$74,571	$72,992
Add: Straight-Line Rent Revenue	(924)	(1,709)
Add: Above/Below Lease Revenue	1,095	1,191
Rental Revenue - Cash Basis	74,742	72,474	2,268	3.1%
Less: Total Expenses	20,442	19,555
Net Operating Income - Cash Basis	$54,300	$52,919	$1,381	2.6%
__________

(1)	Revenue and expense amounts from 17 properties acquired through the purchase of the remaining 20% outside equity interests on March 1, 2013 are included at 80% for comparison purposes.

(2)
Our same property portfolio includes all consolidated and unconsolidated properties owned as of January 1, 2013 and still owned as of December 31, 2014. Revenue and expense from same unconsolidated properties are included at pro rata share.

Supplemental Information | Fourth Quarter 2014 | 13

CHAMBERS STREET PROPERTIES (continued)
Same Property Statistics
As of December 31, 2014
($ in Thousands)

	Office (1)(2)				Industrial (1)(2)
	Year Ended		$ Change	% Change	Year Ended		$ Change	% Change
	Dec. 31, 2014	Dec. 31, 2013			Dec. 31, 2014	Dec. 31, 2013
Rental Revenue	$145,006	$144,469			$89,665	$89,243
Tenant Reimbursement	41,706	38,493			20,504	21,781
Other Property Income	911	89			711	—
Total Revenue	187,623	183,051	$4,572	2.5%	110,880	111,024	$(144)	(0.1)%
Operating Expenses	31,076	29,906			10,621	9,544
Real Estate Taxes	25,455	24,486			14,919	16,840
Total Expenses	56,531	54,392	2,139	3.9%	25,540	26,384	(844)	(3.2)%
Net Operating Income - GAAP Basis	$131,092	$128,659	$2,433	1.9%	$85,340	$84,640	$700	0.8%
Rental Revenue - GAAP Basis	$187,623	$183,051			$110,880	$111,024
Add: Straight-Line Rent Revenue	(4,037)	(6,690)			(179)	(6,108)
Add Above/Below Lease Revenue	3,829	3,996			818	2,003
Rental Revenue - Cash Basis	187,415	180,357	7,058	3.9%	111,519	106,919	4,600	4.3%
Less: Total Expenses	56,531	54,392			25,540	26,384
Less: GAAP Adjustment - European Properties	—	—			301	—
Net Operating Income - Cash Basis	$130,884	$125,965	$4,919	3.9%	$85,678	$80,535	$5,143	6.4%

	Total Same Properties (1)(2)
	Year Ended		$ Change	% Change
	Dec. 31, 2014	Dec. 31, 2013
Rental Revenue	$234,671	$233,712
Tenant Reimbursement	62,210	60,274
Other Property Income	1,622	89
Total Revenue	298,503	294,075	$4,428	1.5%
Operating Expenses	41,697	39,450
Real Estate Taxes	40,374	41,326
Total Expenses	82,071	80,776	1,295	1.6%
Net Operating Income - GAAP Basis	$216,432	$213,299	$3,133	1.5%
Rental Revenue - GAAP Basis	$298,503	$294,075
Add: Straight-Line Rent Revenue	(4,216)	(12,798)
Add: Above/Below Lease Revenue	4,647	5,999
Rental Revenue - Cash Basis	298,934	287,276	11,658	4.1%
Less: Total Expenses	82,071	80,776
Less: GAAP Adjustment - European Properties	301	—
Net Operating Income - Cash Basis	$216,562	$206,500	$10,062	4.9%
__________

(1)	Revenue and expense amounts from 17 properties acquired through the purchase of the remaining 20% outside equity interests on March 1, 2013 are included at 80% for comparison purposes.

(2)
Our same property portfolio includes all consolidated and unconsolidated properties owned and operating as of January 1, 2013 and still owned and operating as of December 31, 2014. Revenue and expense from same unconsolidated properties are included at pro rata share.

Supplemental Information | Fourth Quarter 2014 | 14

CHAMBERS STREET PROPERTIES
Portfolio Summary
As of December 31, 2014
($ in Thousands)

Property Types

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Net Rentable Square Feet	% of QTD NOI	Properties	Net Rentable Square Feet	% of QTD NOI	Properties	Net Rentable Square Feet	% of QTD NOI
Industrial
Triple Net Single-Tenant	48	15,510,853	28.3%	18	11,184,416	70.6%	66	26,695,269	37.4%
Multi-Tenant	10	2,097,934	3.7%	1	442,816	3.8%	11	2,540,750	3.7%
Other Single-Tenant	2	432,543	0.7%	—	—	—%	2	432,543	0.5%
Total Industrial	60	18,041,330	32.7%	19	11,627,232	74.4%	79	29,668,562	41.6%
Office
Triple Net Single-Tenant	29	5,043,825	47.5%	2	277,325	7.0%	31	5,321,150	38.8%
Multi-Tenant	7	1,551,768	12.4%	4	415,150	15.8%	11	1,966,918	13.2%
Other Single-Tenant	6	688,027	7.3%	1	96,175	2.9%	7	784,202	6.4%
Total Office	42	7,283,620	67.2%	7	788,650	25.7%	49	8,072,270	58.4%
All Properties
Triple Net Single-Tenant	77	20,554,678	75.8%	20	11,461,741	77.6%	97	32,016,419	76.2%
Multi-Tenant	17	3,649,702	16.2%	5	857,966	19.5%	22	4,507,668	16.9%
Other Single-Tenant	8	1,120,570	8.0%	1	96,175	2.9%	9	1,216,745	6.9%
Total Properties	102	25,324,950	100.0%	26	12,415,882	100.0%	128	37,740,832	100.0%
__________

(1)	Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net rentable square feet is at 100% and NOI percentage is at our pro rata share of effective ownership.

Supplemental Information | Fourth Quarter 2014 | 15

CHAMBERS STREET PROPERTIES (continued)
Portfolio Summary
As of December 31, 2014
($ in Thousands)

Tenant Credit Ratings

	Annualized Base Rent (1)	% of Total Annualized Base Rent

Investment Grade Rated Tenants (2)	$153,821	55.4%
Non-Investment Grade Rated Tenants (3)	24,123	8.7%
Unrated	99,725	35.9%
	$277,669	100.0%
__________

(1)	Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Includes consolidated and unconsolidated properties.

(2)	We define Investment Grade Rated Tenant as a tenant, or whose guarantor or parent company, that has an investment grade credit rating as determined by either Standard and Poor's or Moody's.

(3)	We define Non-Investment Grade Rated Tenant as a tenant, or whose guarantor or parent company, that has a non-investment grade credit rating as determined by either Standard and Poor's or Moody's.

Scheduled Rental Increases

	Net Rentable Square Feet (1)	% of Total Net Rentable Square Feet	Annualized Base Rent (1)	% of Total Annualized Base Rent
Fixed Rental Increases (2)	29,626,145	79.9%	$233,291	83.9%
Indexed Rental Increases (3)	6,135,920	16.5%	35,198	12.8%
Constant Rent	1,326,730	3.6%	9,180	3.3%
All Leases	37,088,795	100.0%	$277,669	100.0%
__________

(1)
Net rentable square feet for unconsolidated properties is at 100%. Annualized base rent for unconsolidated properties is at our pro rata share of effective ownership. Includes consolidated and unconsolidated properties.

(2)	Includes certain leases that were subject to historical rental increases.

(3)	Indexed rental increases are generally based upon inflation or market rents.

Supplemental Information | Fourth Quarter 2014 | 16

CHAMBERS STREET PROPERTIES
Acquisition and Disposition Activity
As of December 31, 2014
($ in Thousands)

Wholly-Owned Property Acquisitions

Property	Market		Date of Acquisition	Purchase Price	Net Rentable Square Feet	Capitalization Rates
						In-Place		Straight Line
445 Airtech Parkway	Indianapolis	IN	1/2/2014	$30,200	622,440	6.3%		6.7%
1 Rocket Road	Los Angeles - South Bay	CA	7/31/2014	46,650	514,753	6.7%		7.7%
1659 Sauget Business Blvd	St. Louis	MO	10/24/2014	21,100	502,500	7.6%		7.7%
325 Center Point Blvd	Northeast	PA	11/18/2014	45,750	744,080
550 Oak Ridge Drive	Northeast	PA	11/18/2014	40,700	615,600
125 Capital Road	Northeast	PA	11/18/2014	8,700	144,000
14-46 Alberigi Drive	Northeast	PA	11/18/2014	10,500	140,800	7.6%	(1)	7.8%	(1)
Total Wholly-Owned Property Acquisitions				$203,600	3,284,173
__________

(1)	Capitalization rate for the four industrial properties acquired in November 2014.

Disposition of Properties

Property	Market		Date of Disposition	Gross Sales Price at Pro Rata Share	Net Rentable Square Feet	Ownership Percentage
One Conway Park	Chicago	IL	1/16/2014	$10,480	105,000	80.0%
Maskew Retail Park	Peterborough	UK	7/23/2014	62,978	144,400	100.0%
12650 Ingenuity Drive	Orlando	FL	11/18/2014	26,500	124,500	100.0%
Thames Valley Five	Reading	UK	11/24/2014	18,781	40,468	100.0%
Sam Houston Crossing I	Houston	TX	12/5/2014	26,240	159,175	80.0%
One Easton Oval and Two Easton Oval	Columbus	OH	12/8/2014	20,680	253,705	80.0%
Deerfield Commons	Atlanta	GA	12/16/2014	19,400	121,969	100.0%
				$185,059	949,217

Supplemental Information | Fourth Quarter 2014 | 17

CHAMBERS STREET PROPERTIES
Our Properties
As of December 31, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Industrial
Consolidated Industrial
300 Constitution Drive (2)(3)	Boston, MA	11/3/2004	1998	330,000	—%	$19,805
505 Century Parkway (2)	Dallas, TX	1/9/2006	1997	100,000	100.0%	6,095
631 International Parkway (2)	Dallas, TX	1/9/2006	1998	73,112	100.0%	5,407
660 North Dorothy (2)	Dallas, TX	1/9/2006	1997	120,000	100.0%	6,836
Bolingbrook Point III (2)	Chicago, IL	8/29/2007	2006	185,045	100.0%	18,170
Community Cash Complex 1 (2)	Spartanburg, SC	8/30/2007	1960	207,038	100.0%	2,690
Community Cash Complex 2 (2)	Spartanburg, SC	8/30/2007	1978	145,058	100.0%	2,225
Community Cash Complex 3 (2)	Spartanburg, SC	8/30/2007	1981	116,413	73.0%	1,701
Community Cash Complex 4 (2)	Spartanburg, SC	8/30/2007	1984	33,019	100.0%	547
Community Cash Complex 5 (2)	Spartanburg, SC	8/30/2007	1984	53,033	100.0%	824
Fairforest Building 1 (2)	Spartanburg, SC	8/30/2007	2000	51,028	100.0%	2,974
Fairforest Building 2 (2)(3)	Spartanburg, SC	8/30/2007	1999	104,160	100.0%	5,379
Fairforest Building 3 (2)(3)	Spartanburg, SC	8/30/2007	2000	100,000	100.0%	5,760
Fairforest Building 4 (2)	Spartanburg, SC	8/30/2007	2001	190,606	100.0%	5,640
Fairforest Building 5 (3)	Spartanburg, SC	8/30/2007	2006	316,491	100.0%	16,968
Fairforest Building 6 (3)	Spartanburg, SC	8/30/2007	2005	101,055	100.0%	7,469
Fairforest Building 7 (2)(3)	Spartanburg, SC	8/30/2007	2006	101,459	84.0%	5,626
Greenville/Spartanburg Industrial Park (2)	Spartanburg, SC	8/30/2007	1990	67,375	100.0%	3,388
Highway 290 Commerce Park Building 1 (2)	Spartanburg, SC	8/30/2007	1995	150,000	100.0%	5,388
Highway 290 Commerce Park Building 5 (2)	Spartanburg, SC	8/30/2007	1993	30,000	100.0%	1,420
Highway 290 Commerce Park Building 7 (2)	Spartanburg, SC	8/30/2007	1994	93,971	100.0%	4,889
HJ Park Building 1 (2)	Spartanburg, SC	8/30/2007	2003	70,000	100.0%	4,216
Jedburg Commerce Park (2)(3)	Charleston, SC	8/30/2007	2007	512,686	88.0%	41,991
Kings Mountain I (3)	Charlotte, NC	8/30/2007	1998	100,000	100.0%	5,497
Kings Mountain II	Charlotte, NC	8/30/2007	2002	301,400	100.0%	11,311
Mount Holly Building	Charleston, SC	8/30/2007	2003	100,823	100.0%	6,208
North Rhett I	Charleston, SC	8/30/2007	1973	284,750	100.0%	10,302
North Rhett II	Charleston, SC	8/30/2007	2001	101,705	100.0%	7,073
North Rhett III (2)(3)	Charleston, SC	8/30/2007	2002	79,972	100.0%	4,812
North Rhett IV (3)	Charleston, SC	8/30/2007	2005	316,040	100.0%	17,060
Orangeburg Park Building (3)	Charleston, SC	8/30/2007	2003	101,055	100.0%	5,474
Orchard Business Park 2 (2)	Spartanburg, SC	8/30/2007	1993	17,500	—%	761
Union Cross Building I	Winston-Salem, NC	8/30/2007	2005	100,853	100.0%	6,585
Union Cross Building II	Winston-Salem, NC	8/30/2007	2005	316,130	100.0%	17,216
Highway 290 Commerce Park Building 2 (2)(3)	Spartanburg, SC	9/24/2007	1995	100,000	100.0%	4,626
Highway 290 Commerce Park Building 6 (2)(3)	Spartanburg, SC	11/1/2007	1996	105,000	100.0%	3,760
Kings Mountain III (2)(3)	Charlotte, NC	3/14/2008	2007	541,910	100.0%	25,728
13201 Wilfred Lane (2)	Minneapolis, MN	6/29/2009	1999	335,400	100.0%	15,340
140 Depot Street (2)	Boston, MA	7/31/2009	2009	238,370	100.0%	18,950
West Point Trade Center (2)	Jacksonville, FL	12/30/2009	2009	601,500	100.0%	29,000
1985 International Way	Cincinnati, OH	10/27/2010	1998	189,400	59.0%	14,800
3660 Deerpark Boulevard (3)	Jacksonville, FL	10/27/2010	2002	321,500	100.0%	15,300
4701 Gold Spike Drive	Dallas, TX	10/27/2010	2002	420,360	100.0%	20,300

Supplemental Information | Fourth Quarter 2014 | 18

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of December 31, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Tolleson Commerce Park II	Phoenix, AZ	10/27/2010	1999	217,422	100.0%	9,200
Millers Ferry Road (2)	Dallas, TX	6/2/2011	2011	1,020,000	100.0%	40,366
Aurora Commerce Center (2)	Denver, CO	11/30/2011	2007	406,959	100.0%	24,500
2400 Dralle Road (2)(3)	Chicago, IL	3/20/2012	2011	1,350,000	100.0%	64,250
Midwest Commerce Center I (2)(3)	Kansas City, KS	8/16/2012	2009	1,107,000	100.0%	62,950
20000 S Diamond Lake Rd.	Minneapolis, MN	11/7/2012	2004	280,577	100.0%	18,500
Gateway at Riverside (2)(3)	Baltimore, MD	11/30/2012	1991	800,798	100.0%	49,229
Mid-Atlantic Distribution Center – Bldg. A (2)	Baltimore, MD	12/28/2012	2008	672,000	100.0%	43,150
Goodyear Crossing II	Phoenix, AZ	3/1/2013	2009	820,384	100.0%	64,883
1200 Woods Chapel Road (2)(3)	Spartanburg, SC	8/8/2013	2008	156,800	100.0%	10,750
445 Airtech Parkway (2)(3)	Indianapolis, IN	1/2/2014	2013	622,440	100.0%	30,200
1 Rocket Road	Los Angeles - South Bay, CA	7/31/2014	2008	514,753	100.0%	46,650
1659 Sauget Business Blvd (2)	St. Louis, MO	10/24/2014	2008	502,500	100.0%	21,100
325 Centerpoint Blvd (2)	Northeast, PA	11/18/2014	2008	744,080	100.0%	45,750
550 Oak Ridge Drive (2)	Northeast, PA	11/18/2014	2005	615,600	100.0%	40,700
125 Capital Road (2)	Northeast, PA	11/18/2014	2007	144,000	100.0%	8,700
14-46 Alberigi Drive (2)	Northeast, PA	11/18/2014	2005	140,800	100.0%	10,500
Total Consolidated Industrial (4)			2005	18,041,330	97.0%	$1,006,889
Unconsolidated Industrial
Buckeye Logistics Center (2)(6)	Phoenix, AZ	6/12/2008	2008	1,009,351	100.0%	$52,797
12200 President's Court (2)(6)	Jacksonville, FL	9/30/2008	2008	772,210	100.0%	29,995
201 Sunridge Blvd. (2)(6)	Dallas, TX	9/30/2008	2008	822,550	100.0%	25,690
Allpoints at Anson Bldg. 1 (2)(6)	Indianapolis, IN	9/30/2008	2008	1,036,573	100.0%	42,684
125 Enterprise Parkway (2)(6)	Columbus, OH	12/10/2008	2008	1,142,400	100.0%	38,088
AllPoints Midwest Bldg. 1 (2)(6)	Indianapolis, IN	12/10/2008	2008	1,200,420	100.0%	41,428
Fairfield Distribution Ctr. IX (6)	Tampa, FL	5/13/2009	2008	136,212	100.0%	7,151
Amber Park (2)(7)	South Normanton, UK	6/10/2010	1997	208,423	100.0%	12,514
Brackmills (2)(7)	Northampton, UK	6/10/2010	1984	186,618	100.0%	13,407
Düren (2)(8)	Rhine-Ruhr, Germany	6/10/2010	2008	391,494	100.0%	13,148
Schönberg (2)(8)	Hamburg, Germany	6/10/2010	2009	453,979	100.0%	13,819
Langenbach (2)(8)	Munich, Germany	10/28/2010	2010	225,106	100.0%	18,573
Graben Distribution Center I (8)	Munich, Germany	12/20/2011	2011	1,017,868	100.0%	54,962
Graben Distribution Center II (8)	Munich, Germany	12/20/2011	2011	73,367	100.0%	6,868
Valley Park, Unit D (2)(7)	Rugby, UK	3/19/2012	2011	146,491	100.0%	10,247
Koblenz Distribution Center (8)	Rhine-Ruhr, Germany	12/12/2012	2012	1,070,126	100.0%	63,021
Bodenheim Logistikzentrum (8)	Frankfurt, Germany	11/25/2013	2012	442,816	100.0%	25,392
Hansalinie Distribution Center (8)	Bremen, Germany	11/25/2013	2012	320,463	100.0%	24,226
Lille-Douai Distribution Center (8)	Lille, France	12/17/2013	2013	970,765	100.0%	62,746
Total Unconsolidated Industrial (4)(5)			2009	11,627,232	100.0%	$556,756
Total Industrial (4)			2006	29,668,562	98.2%	$1,563,645

Supplemental Information | Fourth Quarter 2014 | 19

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of December 31, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Office
Consolidated Office
REMEC Corporate Campus 1 (2)	San Diego, CA	9/15/2004	1983	34,000	100.0%	$6,833
REMEC Corporate Campus 2 (2)	San Diego, CA	9/15/2004	1983	30,477	100.0%	6,125
REMEC Corporate Campus 3 (2)	San Diego, CA	9/15/2004	1983	37,430	100.0%	7,523
REMEC Corporate Campus 4 (2)	San Diego, CA	9/15/2004	1983	30,778	100.0%	6,186
602 Central Boulevard (2)(3)	Coventry, UK	4/27/2007	2001	50,502	100.0%	23,847
Lakeside Office Center	Dallas, TX	3/5/2008	2006	98,750	98.0%	17,994
Enclave on the Lake (2)	Houston, TX	7/1/2008	1999	171,091	100.0%	37,827
Avion Midrise III (2)	Washington, DC Metro	11/18/2008	2002	71,507	100.0%	21,111
Avion Midrise IV (2)	Washington, DC Metro	11/18/2008	2002	71,504	100.0%	21,112
3011, 3055 & 3077Comcast Place (2)	East Bay, CA	7/1/2009	1988	219,631	100.0%	49,000
Crest Ridge Corporate Center I (2)	Minneapolis, MN	8/17/2009	2009	116,338	100.0%	28,419
5160 Hacienda Dr (2)	East Bay, CA	4/8/2010	1988	201,620	100.0%	38,500
10450 Pacific Center Court (2)(3)	San Diego, CA	5/7/2010	1985	134,000	100.0%	32,750
225 Summit Ave (2)(3)	Northern NJ	6/21/2010	1966	142,500	100.0%	40,600
One Wayside Road	Boston, MA	6/24/2010	1998	200,605	100.0%	55,525
100 Tice Blvd	Northern NJ	9/28/2010	2007	208,911	100.0%	67,600
Ten Parkway North	Chicago, IL	10/12/2010	1999	99,566	100.0%	25,000
Pacific Corporate Park (2)(3)	Washington, DC Metro	11/15/2010	2002	696,387	96.0%	144,500
100 Kimball Drive (2)	Northern NJ	12/10/2010	2006	175,000	100.0%	60,250
70 Hudson Street	New York City Metro	4/11/2011	2000	409,272	100.0%	155,000
90 Hudson Street	New York City Metro	4/11/2011	1999	431,658	100.0%	155,000
Sky Harbor Operations Center (2)	Phoenix, AZ	9/30/2011	2003	396,179	100.0%	53,500
1400 Atwater Drive (2)(3)	Philadelphia, PA	10/27/2011	2013	299,809	100.0%	82,224
Sabal Pavilion (2)	Tampa, FL	12/30/2011	1998	120,500	100.0%	21,368
701 & 801 Charles Ewing Blvd. (2)	Princeton, NJ	12/28/2012	2009	110,765	100.0%	28,310
1400 Perimeter Park Drive	Raleigh, NC	3/1/2013	1991	44,916	100.0%	6,165
22535 Colonial Pkwy	Houston, TX	3/1/2013	2009	89,750	100.0%	17,673
3900 North Paramount Parkway	Raleigh, NC	3/1/2013	1999	100,987	100.0%	18,523
3900 South Paramount Parkway	Raleigh, NC	3/1/2013	1999	119,170	100.0%	20,859
Atrium I	Columbus, OH	3/1/2013	1996	315,102	100.0%	45,071
Celebration Office Center III	Orlando, FL	3/1/2013	2009	100,924	100.0%	18,420
Easton III	Columbus, OH	3/1/2013	1999	135,485	100.0%	20,194
McAuley Place	Cincinnati, OH	3/1/2013	2001	190,096	94.0%	32,309
Miramar I (3)	Ft. Lauderdale, FL	3/1/2013	2001	94,060	100.0%	23,912
Miramar II	Ft. Lauderdale, FL	3/1/2013	2001	128,540	100.0%	31,910
Norman Pointe I	Minneapolis, MN	3/1/2013	2000	212,722	93.0%	36,232
Norman Pointe II	Minneapolis, MN	3/1/2013	2007	324,296	87.3%	46,113
Northpoint III	Orlando, FL	3/1/2013	2001	108,499	100.0%	22,394
Point West I	Dallas, TX	3/1/2013	2008	182,700	100.0%	31,795
The Landings I	Cincinnati, OH	3/1/2013	2006	175,695	100.0%	30,249
The Landings II	Cincinnati, OH	3/1/2013	2007	175,076	95.0%	23,977
Carpenter Corporate Center I & II (2)	Dallas, TX	7/31/2013	2008	226,822	100.0%	49,509
Total Consolidated Office (4)			2000	7,283,620	98.5%	$1,661,409

Supplemental Information | Fourth Quarter 2014 | 20

CHAMBERS STREET PROPERTIES (continued)
Our Properties
As of December 31, 2014
($ in Thousands)

Property and Market		Date Acquired	Year Built	Net Rentable Square Feet	Percentage Leased	Approximate Total Acquisition Cost (1)

Unconsolidated Office
Aspen Corporate Center 500 (2)(6)	Nashville, TN	9/30/2008	2008	180,147	100.0%	$29,936
Regency Creek I (6)(9)	Raleigh, NC	12/21/2010	2008	122,087	100.0%	18,000
West Lake at Conway (6)	Chicago, IL	3/24/2011	2008	98,304	100.0%	14,060
Weston Pointe I (6)	Ft. Lauderdale, FL	3/24/2011	1999	97,579	98.0%	15,507
Weston Pointe II (6)	Ft. Lauderdale, FL	3/24/2011	2000	97,180	93.0%	18,701
Weston Pointe III (6)	Ft. Lauderdale, FL	3/24/2011	2003	97,178	100.0%	18,867
Weston Pointe IV (6)	Ft. Lauderdale, FL	3/24/2011	2006	96,175	100.0%	22,605
Total Unconsolidated Office (4)(5)			2005	788,650	98.8%	$137,676
Total Office (4)			2001	8,072,270	98.5%	$1,799,085
Total Properties (4)			2003	37,740,832	98.3%	$3,362,730
__________

(1)	Approximate acquisition cost for unconsolidated properties is at our pro rata share of effective ownership.

(2)	This property is unencumbered.

(3)	Includes undeveloped land zoned for future office and industrial use.

(4)	Total or weighted average. Weighted average Year Built is weighted based upon approximate Total Acquisition Costs. Weighted average Percentage Leased is weighted based upon Net Rentable Square Feet.

(5)	Does not include properties held through our investment in CBRE Strategic Partners Asia.

(6)	This property is held through the Duke JV.

(7)	This property is held through the UK JV.

(8)	This property is held through the European JV.

(9)	This property was sold in January 2015.

Supplemental Information | Fourth Quarter 2014 | 21

CHAMBERS STREET PROPERTIES
Geographic Distribution
As of December 31, 2014
($ in Thousands)

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)			% of Approx-imate Acqui- sition Cost
	Proper- ties	Net Rentable Square Feet	Approx- imate Acquisition Cost	Proper- ties	Net Rentable Square Feet	Approx- imate Acquisition Cost	Proper- ties	Net Rentable Square Feet	Approx- imate Acquisition Cost
Domestic
New Jersey	6	1,478,106	$506,760	—	—	$—	6	1,478,106	$506,760	15.1%
Florida	7	1,475,523	162,304	6	1,296,534	112,826	13	2,772,057	275,130	8.2%
Texas	10	2,502,585	233,802	1	822,550	25,690	11	3,325,135	259,492	7.7%
California	8	1,202,689	193,567	—	—	—	8	1,202,689	193,567	5.8%
South Carolina	28	3,807,037	189,921	—	—	—	28	3,807,037	189,921	5.6%
Ohio	5	991,454	151,800	1	1,142,400	38,088	6	2,133,854	189,888	5.6%
Pennsylvania	5	1,944,289	187,874	—	—	—	5	1,944,289	187,874	5.6%
Virginia	3	839,398	186,723	—	—	—	3	839,398	186,723	5.6%
Arizona	3	1,433,985	127,583	1	1,009,351	52,797	4	2,443,336	180,380	5.4%
Minnesota	5	1,269,333	144,604	—	—	—	5	1,269,333	144,604	4.3%
Illinois	4	2,137,111	128,520	1	98,304	14,060	5	2,235,415	142,580	4.2%
North Carolina	8	1,625,366	111,884	1	122,087	18,000	9	1,747,453	129,884	3.9%
Indiana	1	622,440	30,200	2	2,236,993	84,112	3	2,859,433	114,312	3.4%
Massachusetts	3	768,975	94,280	—	—	—	3	768,975	94,280	2.8%
Maryland	2	1,472,798	92,379	—	—	—	2	1,472,798	92,379	2.7%
Kansas	1	1,107,000	62,950	—	—	—	1	1,107,000	62,950	1.9%
Tennessee	—	—	—	1	180,147	29,936	1	180,147	29,936	0.9%
Colorado	1	406,959	24,500	—	—	—	1	406,959	24,500	0.7%
Kentucky	1	189,400	14,800	—	—	—	1	189,400	14,800	0.4%
Total Domestic	101	25,274,448	2,644,451	14	6,908,366	375,509	115	32,182,814	3,019,960	89.8%

International
Germany	—	—	—	8	3,995,219	220,009	8	3,995,219	220,009	6.5%
France	—	—	—	1	970,765	62,746	1	970,765	62,746	1.9%
United Kingdom	1	50,502	23,847	3	541,532	36,168	4	592,034	60,015	1.8%
Total International	1	50,502	23,847	12	5,507,516	318,923	13	5,558,018	342,770	10.2%
Total	102	25,324,950	$2,668,298	26	12,415,882	$694,432	128	37,740,832	$3,362,730	100.0%
__________

(1)
Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Number of Properties and Net Rentable Square Feet are included at 100% and Approximate Acquisition Cost is at our pro rata share of effective ownership.

Supplemental Information | Fourth Quarter 2014 | 22

CHAMBERS STREET PROPERTIES
Significant Tenants
As of December 31, 2014 (unaudited)
($ in Thousands)

			Credit Rating (1)		Consolidated & Unconsolidated Properties (2)			% of Cash An-nual- ized Base Rent
	Major Tenants (3)	Primary Industry	S&P	Moody's	Net Rentable Square Feet	Annualized Base Rent
						Cash	GAAP (4)

1	Amazon.com	Internet Retail	AA-	Baa1	6,540,667	$27,483	$26,389	9.9%
2	Barclay's Capital	Financial Services	A	A2	409,272	12,278	9,225	4.4%
3	Raytheon Company	Defense and Aerospace	A	A3	666,290	10,582	11,248	3.8%
4	U.S. General Services Administration	Government	AA+	Aa1	418,682	9,962	10,827	3.6%
5	Lord Abbett & Co.	Financial Services	—	—	174,989	6,475	6,791	2.3%
6	JP Morgan Chase	Financial Services	A	A3	396,179	6,212	6,626	2.2%
7	Nuance Communications, Inc.	Software	BB-	Ba3	200,605	5,842	5,842	2.1%
8	Endo Health Solutions Inc.	Pharmaceutical and Healthcare Related	—	—	299,809	5,717	6,338	2.1%
9	Eisai, Inc.	Pharmaceutical and Healthcare Related	—	—	208,911	5,189	5,217	1.9%
10	Comcast of California	Telecommunications	A-	A3	219,631	5,073	5,042	1.8%
11	Charles Komar & Sons, Inc.	Apparel Retail	—	—	159,341	4,933	4,093	1.8%
12	PPD Development LP	Pharmaceutical and Healthcare Related	B	B3	251,475	4,893	4,643	1.8%
13	Deloitte LLP	Professional Services	—	—	175,000	4,740	4,660	1.7%
14	The Coleman Company, Inc.	Consumer Products	BB	Ba3	1,107,000	4,683	4,569	1.7%
15	Barr Laboratories, LLC	Pharmaceutical and Healthcare Related	A-	A3	142,500	4,489	4,426	1.6%
16	Clorox International Co	Consumer Products	BBB+	Baa1	1,350,000	4,484	4,429	1.6%
17	Unilever	Consumer Products	A+	A1	1,594,760	4,250	4,058	1.5%
18	Nationwide Mutual Insurance Co	Insurance	A+	A1	315,102	3,808	3,761	1.4%
19	Carl Zeiss Meditec	Pharmaceutical and Healthcare Related	—	—	201,620	3,770	3,395	1.4%
20	Kimberly-Clark Global Sales, Inc.	Consumer Products	A	A2	744,080	3,621	3,279	1.3%
21	Humana	Pharmaceutical and Healthcare Related	BBB+	Baa3	226,822	3,592	3,731	1.3%
22	ConAgra Foods Packaged Foods, LLC	Food Service and Retail	BBB-	Baa2	741,860	3,423	3,270	1.2%
23	NDB Capital Markets Corporation	Financial Services	—	—	97,138	3,400	3,737	1.2%
24	Whirlpool Corporation	Consumer Products	BBB	Baa2	1,020,000	3,385	3,429	1.2%
25	Prime Distribution Services	Logistics Distribution	—	—	1,200,420	3,256	3,038	1.2%
26	NCS Pearson, Inc.	Education	BBB+	Baa1	167,218	3,196	2,794	1.2%
27	Space Exploration Technologies Corp	Defense and Aerospace	—	—	514,753	3,168	3,913	1.1%
28	Bob's Discount Furniture	Home Furnishings/Home Improvement	—	—	672,000	3,098	3,154	1.1%
29	Noxell Corporation	Consumer Products	—	—	800,797	3,088	3,274	1.1%
30	SBM Atlantia, Inc.	Petroleum and Mining	—	—	171,091	3,080	2,659	1.1%
31	Kellogg Sale Company	Consumer Products	BBB+	Baa2	1,142,400	3,033	2,854	1.1%
32	Royal Caribbean Cruises Ltd	Travel/Leisure	BB	Ba1	128,540	2,893	2,462	1.0%
33	Time Warner Cable Inc.	Telecommunications	BBB	Baa2	134,000	2,814	2,655	1.0%
34	REMEC DEFENSE & SPACE	Defense and Aerospace	—	—	132,685	2,736	2,753	1.0%
35	Syngenta Seeds Inc	Agriculture	A+	A2	116,338	2,728	2,575	1.0%
36	American Home Mortgage	Financial Services	—	—	182,700	2,713	2,676	1.0%
37	Dr Pepper / Seven Up, Inc.	Food Service and Retail	BBB+	Baa1	601,500	2,611	2,696	0.9%
38	Citicorp North America, Inc.	Financial Services	A-	Baa2	175,695	2,574	2,570	0.9%
39	Mercy Health Partners of SW Ohio	Pharmaceutical and Healthcare Related	—	—	124,671	2,564	2,099	0.9%
40	Lear Operations Corporation	Vehicle Related Manufacturing	BB+	Ba2	477,263	2,546	2,285	0.9%
	Other (approx 151) tenants				12,684,991	79,287	83,086	28.6%
					37,088,795	$277,669	$276,568	100.0%
__________

(1)	Credit rating is for our tenant, its guarantor or its parent company.

(2)	Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net Rentable Square Feet is at 100% and annualized base rent is at our pro rata share of effective ownership.

(3)	In certain cases in which our tenant is a wholly-owned subsidiary of its parent company, the parent company is listed as our tenant.

(4)	Includes amortization of straight line rent, above-market leases and lease inducement. Excludes operating expense reimbursements.

Supplemental Information | Fourth Quarter 2014 | 23

CHAMBERS STREET PROPERTIES
Tenant Industry Profile
As of December 31, 2014
($ in Thousands)

Primary Tenant Industry Category	Consolidated Properties		Unconsolidated Properties (1)		Consolidated & Unconsolidated Properties (1)		% of Annual- ized Base Rent
	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent	Net Rentable Square Feet	Annualized Base Rent

Financial Services	1,729,136	$37,005	32,550	$572	1,761,686	$37,577	13.5%
Pharmaceutical and Health Care Related	1,818,781	31,875	289,013	2,381	2,107,794	34,256	12.3%
Consumer Products	5,921,554	22,216	3,327,772	9,970	9,249,326	32,186	11.6%
Internet Retail	1,435,984	7,626	5,104,683	19,856	6,540,667	27,482	9.9%
Defense and Aerospace	1,385,235	18,274	—	—	1,385,235	18,274	6.6%
Logistics Distribution	1,320,919	5,742	2,569,073	9,345	3,889,992	15,087	5.4%
Telecommunications	720,624	10,389	180,147	2,520	900,771	12,909	4.6%
Food Service and Retail	2,955,917	12,838	—	—	2,955,917	12,838	4.6%
Government	285,179	6,583	133,503	3,379	418,682	9,962	3.6%
Other Manufacturing	1,347,377	4,963	127,398	2,318	1,474,775	7,281	2.6%
Insurance	484,354	6,953	3,005	48	487,359	7,001	2.5%
Education	275,421	5,376	97,178	1,567	372,599	6,943	2.5%
Apparel Retail	313,612	6,842	—	—	313,612	6,842	2.5%
Vehicle Related Manufacturing	1,096,413	4,779	320,463	1,660	1,416,876	6,439	2.3%
Business Services	1,007,227	5,682	37,517	685	1,044,744	6,367	2.3%
Professional Services	252,350	5,638	35,061	563	287,411	6,201	2.2%
Software	200,605	5,842	15,424	250	216,029	6,092	2.2%
Travel/Leisure	229,464	5,427	12,662	232	242,126	5,659	2.0%
Agriculture	227,103	5,010	—	—	227,103	5,010	1.8%
Specialty Retail	689,740	3,875	—	—	689,740	3,875	1.4%
Home Furnishings/Home Improvement	672,000	3,098	109,318	453	781,318	3,551	1.3%
Petroleum and Mining	173,879	3,137	—	—	173,879	3,137	1.1%
Utilities	108,499	1,683	—	—	108,499	1,683	0.6%
Non-Profit	30,895	815	—	—	30,895	815	0.3%
Executive Office Suites	—	—	11,760	202	11,760	202	0.1%
Total	24,682,268	$221,668	12,406,527	$56,001	37,088,795	$277,669	100.0%
__________

(1)
Includes unconsolidated properties held through our Duke JV, European JV and UK JV. Net Rentable Square Feet is included at 100% and Annualized Base Rent is at our pro rata share of effective ownership.

Supplemental Information | Fourth Quarter 2014 | 24

CHAMBERS STREET PROPERTIES
Tenant Lease Expirations
As of December 31, 2014
($ in Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases (1)	Net Rentable Square Feet (1)	Percentage of Total Net Rentable Square Feet (1)	Expiring Base Rent (2)	Percentage of Expiring Base Rent (2)	Expiring Base Rent per Square Feet (1)
Industrial Properties:
2015	11	699,029	2.5%	$2,861	2.4%	$4.09
2016	8	1,146,977	3.9%	5,899	4.8%	5.14
2017	11	2,102,342	7.2%	9,636	7.8%	4.58
2018	9	3,334,836	11.4%	13,234	10.7%	3.97
2019	17	5,883,069	20.2%	23,395	18.9%	3.98
2020	8	1,728,538	5.9%	7,588	6.1%	4.39
2021	11	5,667,871	19.5%	21,532	17.5%	3.80
2022	3	1,654,371	5.7%	7,251	5.9%	4.38
2023	8	3,708,101	12.7%	16,351	13.3%	4.41
2024	1	22,400	0.1%	200	0.2%	8.95
Thereafter	7	3,186,440	10.9%	15,337	12.4%	4.81
	94	29,133,974	100.0%	$123,284	100.0%	$4.23
Office Properties:
2015	13	90,748	1.1%	$1,858	1.1%	$20.47
2016	21	1,147,843	14.4%	27,700	15.8%	24.13
2017	15	588,308	7.4%	12,040	6.9%	20.47
2018	21	937,726	11.8%	18,624	10.6%	19.86
2019	10	774,407	9.7%	14,185	8.1%	18.32
2020	10	545,665	6.9%	14,233	8.1%	26.08
2021	12	1,246,395	15.7%	25,297	14.5%	20.30
2022	3	368,939	4.6%	6,913	3.9%	18.74
2023	11	832,385	10.5%	19,331	11.1%	23.22
2024	5	694,461	8.7%	19,923	11.4%	28.69
Thereafter	10	727,944	9.2%	14,831	8.4%	20.37
	131	7,954,821	100.0%	$174,935	100.0%	$21.99

Supplemental Information | Fourth Quarter 2014 | 25

CHAMBERS STREET PROPERTIES (continued)
Tenant Lease Expirations
As of December 31, 2014
($ in Thousands, Except for Expiring Base Rent per Square Feet)

Year of Lease Expiration	Number of Expiring Leases (1)	Net Rentable Square Feet (1)	Percentage of Total Net Rentable Square Feet (1)	Expiring Base Rent (2)	Percentage of Expiring Base Rent (2)	Expiring Base Rent per Square Feet (1)
Total Properties
2015	24	789,777	2.1%	$4,719	1.6%	$5.98
2016	29	2,294,820	6.2%	33,599	11.3%	14.64
2017	26	2,690,650	7.3%	21,676	7.3%	8.06
2018	30	4,272,562	11.5%	31,858	10.7%	7.46
2019	27	6,657,476	18.0%	37,581	12.6%	5.64
2020	18	2,274,203	6.1%	21,821	7.3%	9.60
2021	23	6,914,266	18.6%	46,828	15.7%	6.77
2022	6	2,023,310	5.5%	14,164	4.7%	7.00
2023	19	4,540,486	12.2%	35,682	12.0%	7.86
2024	6	716,861	1.9%	20,123	6.7%	28.07
Thereafter	17	3,914,384	10.6%	30,168	10.1%	7.71
	225	37,088,795	100.0%	$298,219	100.0%	$8.04
__________

(1)	Includes amounts related to our unconsolidated properties held through our Duke JV, European JV and UK JV at 100%.

(2)	Includes amounts related to our unconsolidated properties held through our Duke JV, European JV and UK JV at our pro rata share of effective ownership.

	Consolidated Properties	Unconsolidated Properties (1)	Consolidated & Unconsolidated Properties (1)
Weighted Average Remaining Term (Years) (2):
Triple Net Single-Tenant Properties (3)	6.52	6.34	6.48
Multi-Tenant Properties	7.80	4.79	7.27
Other Single-Tenant Properties	4.52	5.00	4.57
Total Weighted Average Remaining Term (Years) (2)	6.58	6.03	6.48
__________

(1)	Includes pro rata share of unconsolidated properties except those held through CBRE Strategic Partners Asia.

(2)	Weighted Average Remaining Term is the average remaining term weighted by Expiring Base Rent.

(3)	Triple Net Single-Tenant Properties include certain properties that have minimal secondary tenant(s).

Supplemental Information | Fourth Quarter 2014 | 26

CHAMBERS STREET PROPERTIES
Percentage Leased
As of December 31, 2014

	Three Months Ended December 31, 2014
	Consolidated Properties	Unconsolidated Properties (1)	Consolidated and Unconsolidated Properties (1)
Amounts at Beginning of Period
Total Net Rentable Square Feet	23,453,117	12,828,762	36,281,879
Leased Square Feet	22,547,087	12,759,731	35,306,818
Leased Percentage	96.1%	99.5%	97.3%
Activity During the Quarter
Leasing:
New Leases	356,264	—	356,264
Expirations and Terminations:
Expiring Square Footage	(81,017)	—	(81,017)
Contractions	(109)	—	(109)
Net Leasing Activity	275,138	—	275,138
Acquisitions:
Leased Acquisitions Square Feet Added	2,146,980	—	2,146,980
Dispositions:
Leased Square Feet Disposed	(286,937)	(353,204)	(640,141)
Vacant Square Feet Disposed	—	(59,676)	(59,676)
Total Disposed Square Feet	(286,937)	(412,880)	(699,817)
Building Expansion:
BOMA Remeasurement	11,790	—	11,790
Amounts at End of Period
Total Net Rentable Square Feet	25,324,950	12,415,882	37,740,832
Leased Square Feet	24,682,268	12,406,527	37,088,795
Leased Percentage	97.5%	99.9%	98.3%
__________

(1)	Amounts for unconsolidated properties are at 100%.

Supplemental Information | Fourth Quarter 2014 | 27

CHAMBERS STREET PROPERTIES
Tenant Leasing Activity
As of December 31, 2014
($ in Thousands)

		Prior Lease (1)		New Lease (1)
	Square Feet	Annualized Base Rent (2)		Annualized Base Rent (2)		Tenant Improve- ments & Leasing Commis- sions (4)	Average Lease Term (in years)(5)
		Cash	GAAP (3)	Cash	GAAP (3)
Industrial Properties
Consolidated
Renewals	95,000	$420	$372	$377	$392	$209	5.06
New Tenants - Previously Leased Space (6)	169,623	623	545	565	722	478	2.85
New Tenants - Not Previously Leased Space (7)	50,000	—	—	165	170	59	0.48
Total Consolidated	314,623	1,043	917	1,107	1,284	746	3.62
Unconsolidated
Renewals	391,494	1,205	1,214	1,222	1,223	90	1.00
Total Unconsolidated	391,494	1,205	1,214	1,222	1,223	90	1.00
Consolidated & Unconsolidated
Renewals	486,494	1,625	1,586	1,599	1,615	300	1.96
New Tenants - Previously Leased Space (6)	169,623	623	545	565	722	478	2.84
New Tenants - Not Previously Leased Space (7)	50,000	—	—	165	170	59	3.48
Total Consolidated & Unconsolidated	706,117	2,248	2,131	2,329	2,507	837	2.28
Office Properties
Consolidated
Renewals	7,359	88	92	95	96	10	1.67
New Tenants - Not Previously Leased Space (7)	159,341	—	—	4,933	4,093	16,474	17.08
Total Consolidated	169,000	138	140	5,080	4,243	16,506	16.65
Unconsolidated
Renewals	13,335	226	200	226	233	130	3.16
New Tenants - Previously Leased Space (6)	97,178	1,567	1,743	1,776	1,876	1,840	5.51
Total Unconsolidated	110,513	1,793	1,943	2,002	2,109	1,970	5.25
Consolidated & Unconsolidated
Renewals	20,694	314	292	321	329	140	2.73
New Tenants - Previously Leased Space (6)	99,478	1,617	1,791	1,828	1,930	1,862	5.45
New Tenants - Not Previously Leased Space (7)	159,341	—	—	4,933	4,093	16,474	17.08
Total Consolidated & Unconsolidated	279,513	1,931	2,083	7,082	6,352	18,476	13.43
Total Properties
Consolidated
Renewals	102,359	508	464	472	488	219	4.38
New Tenants - Previously Leased Space (6)	171,923	673	593	617	776	500	2.05
New Tenants - Not Previously Leased Space (7)	209,341	—	—	5,098	4,263	16,533	16.55
Total Consolidated	483,623	1,181	1,057	6,187	5,527	17,252	14.34
Unconsolidated
Renewals	404,829	1,431	1,414	1,448	1,456	220	1.34
New Tenants - Previously Leased Space (6)	97,178	1,567	1,743	1,776	1,876	1,840	5.51
Total Unconsolidated	502,007	2,998	3,157	3,224	3,332	2,060	3.64
Consolidated & Unconsolidated
Renewals	507,188	1,939	1,878	1,920	1,944	439	2.09
New Tenants - Previously Leased Space (6)	269,101	2,240	2,336	2,393	2,652	2,340	4.83
New Tenants - Not Previously Leased Space (7)	209,341	—	—	5,098	4,263	16,533	16.64
Total Consolidated & Unconsolidated	985,630	$4,179	$4,214	$9,411	$8,859	$19,312	10.67
__________

(1)	Prior lease amounts represent rents in place at the time of expiration or termination. New lease amounts represent rents in place at the time of lease commencement.

(2)	Annualized base rent amounts for unconsolidated properties are included at pro rata share.

(3)	GAAP amounts for prior leases include above/below market rents if applicable.

(4)	Includes tenant improvement costs and lease commissions incurred to execute the lease and not necessarily paid in the current quarter.

(5)	Weighted average initial lease term (in years) weighted by annualized cash base rent.

(6)	Represents leases signed to new tenants for space that was previously leased since the later of (i) twelve months ago or (ii) the date we acquired the property.

(7)	Represents leases signed to new tenants for space that was not previously leased since the later of (i) twelve months ago or (ii) the date we acquired the property.

Supplemental Information | Fourth Quarter 2014 | 28

CHAMBERS STREET PROPERTIES
Capital Structure and Debt Maturities
As of December 31, 2014
($ in Thousands)

	Number of Outstanding Shares	Balance at December 31, 2014	Percentage
Debt
Secured Notes Payable (1)		$596,008	17.3%
Pro Rata Share of Unconsolidated Debt		162,489	4.7%
Unsecured Term Loan Facilities		570,000	16.7%
Unsecured Revolving Credit Facility		200,044	5.8%
Total Debt		1,528,541	44.5%
Equity
Common Shares (2)	236,920,675	1,909,581	55.5%
Total Market Capitalization		$3,438,122	100.0%
__________

(1)	Amounts are presented excluding the effect of net premiums.

(2)	Value based on our closing share price on the NYSE of $8.06 as of December 31, 2014.

Debt Maturities

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)			Weigh- ted Average Interest Rate (3)(4)
	Sche- duled Amorti- zation	Term Maturities	Total	Sche- duled Amorti- zation	Term Maturities	Total	Sche- duled Amorti- zation	Term Maturities	Total
2015	$16,143	$115,575	$131,718	$1,044	$—	$1,044	$17,187	$115,575	$132,762	4.69%
2016	13,271	121,341	134,612	1,099	—	1,099	14,370	121,341	135,711	5.45%
2017	12,495	34,327	46,822	1,157	60,835	61,992	13,652	95,162	108,814	3.73%
2018	10,276	462,336	472,612	1,218	—	1,218	11,494	462,336	473,830	2.32%
2019	7,982	300,786	308,768	1,283	—	1,283	9,265	300,786	310,051	2.59%
2020	6,290	65,846	72,136	1,351	47,301	48,652	7,641	113,147	120,788	3.84%
2021	3,743	190,449	194,192	1,029	46,172	47,201	4,772	236,621	241,393	4.80%
2022	1,870	—	1,870	—	—	—	1,870	—	1,870	—%
2023	1,987	—	1,987	—	—	—	1,987	—	1,987	—%
2024	1,167	—	1,167	—	—	—	1,167	—	1,167	6.33%
Thereafter	168	—	168	—	—	—	168	—	168	5.80%
Total	$75,392	$1,290,660	$1,366,052	$8,181	$154,308	$162,489	$83,573	$1,444,968	$1,528,541	3.78%
__________

(1)
Consolidated debt amount includes a $200.0 million outstanding balance on the unsecured revolving credit facility as of December 31, 2014. The unsecured revolving credit facility expires January 15, 2018. We have an option to extend the maturity date by one year.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

(3)	Weighted average interest rate is calculated using the maturity date of our various debt.

(4)	Weighted average interest rate for 2018 debt maturity consists of 1.46% floating interest rate for the revolving credit facility and 2.95% of interest rate for all other fixed rate debt.

Supplemental Information | Fourth Quarter 2014 | 29

CHAMBERS STREET PROPERTIES
Debt Composition
As of December 31, 2014
($ in Thousands)

	Consolidated Debt (1)			Unconsolidated Debt (2)			Consolidated & Unconsolidated Debt (1)(2)
	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total	Scheduled Amortization	Term Maturities	Total
Amount
Fixed Interest Rate Debt	$75,392	$1,090,616	$1,166,008	$8,181	$154,308	$162,489	$83,573	$1,244,924	$1,328,497
Floating Interest Rate Debt	—	200,044	200,044	—	—	—	—	200,044	200,044
Total	$75,392	$1,290,660	$1,366,052	$8,181	$154,308	$162,489	$83,573	$1,444,968	$1,528,541
Weighted Average Remaining Term (years)
Fixed Interest Rate Debt			3.79			5.00			3.94
Floating Interest Rate Debt			3.04			N/A			3.04
Total			3.68			5.00			3.82
Weighted Average Interest Rate
Fixed Interest Rate Debt			4.22%			3.50%			4.13%
Floating Interest Rate Debt			1.46%			N/A			1.46%
Total			3.82%			3.50%			3.78%
__________

(1)
Consolidated debt amount includes a $200.0 million outstanding balance on the unsecured revolving credit facility as of December 31, 2014. The unsecured revolving credit facility expires January 15, 2018. We may exercise an option to extend the maturity date by one year. The annual facility fee of 0.30% is not reflected in the interest rate amounts included in this table.

(2)	Unconsolidated debt amounts are at our pro rata share of effective ownership.

Encumbered/Unencumbered Properties

	Consolidated Properties			Unconsolidated Properties (1)			Consolidated & Unconsolidated Properties (1)
	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance	Properties	Approximate Acquisition Cost	Debt Balance
Encumbered Properties	40	$1,202,711	$596,008	13	$352,106	$162,489	53	$1,554,817	$758,497
Unencumbered Properties	62	1,465,587	—	13	342,326	—	75	1,807,913	—
Total Properties	102	$2,668,298	$596,008	26	$694,432	$162,489	128	$3,362,730	$758,497
__________

(1)
Number of Properties is at 100%. Approximate Acquisition Cost and Debt Balance for Unconsolidated Properties is at our pro rata share of effective ownership. Does not include our investment in CBRE Strategic Partners Asia.

Supplemental Information | Fourth Quarter 2014 | 30

CHAMBERS STREET PROPERTIES
Consolidated Debt
As of December 31, 2014
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate (1)	Maturity Date	Outstanding Balance

One Wayside Road	5.66%	5.25%	8/1/2015	$12,938
One Wayside Road	5.92%	5.25%	8/1/2015	10,854
Lakeside Office Center	6.03%	6.03%	9/1/2015	8,617
Celebration Office Center III	4.25%	2.50%	12/1/2015	8,817
22535 Colonial Pkwy	4.25%	2.50%	12/1/2015	7,889
Northpoint III	4.25%	2.50%	12/1/2015	10,209
Goodyear Crossing II	4.25%	2.50%	12/1/2015	19,489
3900 North Paramount Parkway	4.25%	2.50%	12/1/2015	7,656
3900 South Paramount Parkway	4.25%	2.50%	12/1/2015	7,656
1400 Perimeter Park Drive	4.25%	2.50%	12/1/2015	2,320
Miramar I	4.25%	2.50%	12/1/2015	9,095
Miramar II	4.25%	2.50%	12/1/2015	12,250
70 Hudson Street	5.65%	5.15%	4/11/2016	114,108
Point West I - Swapped to Fixed	3.41%	3.41%	12/6/2016	10,716
100 Tice Blvd	5.97%	4.38%	9/15/2017	18,960
100 Tice Blvd	5.97%	4.38%	9/15/2017	18,960
4701 Gold Spike Drive	4.45%	4.45%	3/1/2018	9,958
1985 International Way	4.45%	4.45%	3/1/2018	6,920
3660 Deerpark Boulevard	4.45%	4.45%	3/1/2018	7,153
Tolleson Commerce Park II	4.45%	4.45%	3/1/2018	4,301
20000 S. Diamond Lake Road	4.45%	4.45%	3/1/2018	6,265
Atrium I - Swapped to Fixed	3.78%	3.78%	5/31/2018	21,580
McAuley Place	3.98%	3.50%	9/1/2018	12,865
Easton III - Swapped to Fixed	3.95%	3.95%	1/31/2019	6,280
90 Hudson Street	5.66%	5.26%	5/1/2019	103,301
Fairforest Bldg. 6	5.42%	6.50%	6/1/2019	1,751
North Rhett I	5.65%	6.50%	8/1/2019	1,958
Kings Mountain II	5.47%	6.50%	1/1/2020	3,467
1 Rocket Road	6.60%	4.50%	8/1/2020	18,516
North Rhett II	5.20%	6.50%	10/1/2020	1,425
Mount Holly Bldg.	5.20%	6.50%	10/1/2020	1,425
Orangeburg Park Bldg.	5.20%	6.50%	10/1/2020	1,449
Kings Mountain I	5.27%	6.50%	10/1/2020	1,235
Ten Parkway North	4.75%	4.75%	1/1/2021	11,469
Union Cross Bldg. II	5.53%	6.50%	6/1/2021	5,755
Union Cross Bldg. I	5.50%	6.50%	7/1/2021	1,892
Norman Pointe I	5.24%	3.50%	10/1/2021	20,177
Norman Pointe II	5.24%	3.50%	10/1/2021	22,214
The Landings I	5.24%	3.50%	10/1/2021	15,185
The Landings II	5.24%	3.50%	10/1/2021	13,393
Fairforest Bldg. 5	6.33%	6.50%	2/1/2024	7,678
North Rhett IV	5.80%	6.50%	2/1/2025	7,862
Total Secured Notes Payable				596,008
Plus Premium				15,494
Less Discount				(894)
Total Secured Notes Payable, Net				$610,608
WF Term Loan #2		2.49%	3/7/2018	$200,000
WF Term Loan #3		3.12%	1/15/2019	200,000
TD Term Loan		3.28%	3/6/2020	50,000
Capital One Term Loan		4.32%	1/31/2021	120,000
Total Unsecured Term Loans				$570,000
Revolving Credit Facility		1.46%	1/15/2018	$200,044
__________

(1)	Represents the rate at which interest expense is recorded for financial reporting purposes, which reflects the amortization of any discounts/premiums, excluding debt issuance costs.

Supplemental Information | Fourth Quarter 2014 | 31

CHAMBERS STREET PROPERTIES
Unconsolidated Debt
As of December 31, 2014
(In Thousands)

Property	Stated Interest Rate	Effective Interest Rate	Maturity Date	Outstanding Balance (1)

Graben Distribution Center I & II	2.39%	2.39%	7/27/2017	$30,103
Koblenz Distribution Center	2.27%	2.27%	11/11/2017	30,732
Hansaline Distribution Center	3.01%	3.01%	11/25/2020	11,422
Bodenheim Logistikzentrum	3.01%	3.01%	11/25/2020	10,957
Lille-Douai Distribution Center	3.13%	3.13%	12/17/2020	24,924
Fairfield Distribution Ctr. IX	5.00%	5.00%	9/1/2021	3,475
West Lake at Conway	5.00%	5.00%	9/1/2021	7,247
Regency Creek I	5.24%	5.24%	10/1/2021	8,573
Weston Pointe I - IV	5.24%	5.24%	10/1/2021	35,056
Total Unconsolidated Debt				$162,489
__________

(1)	Amounts are at our pro rata share of effective ownership.

Supplemental Information | Fourth Quarter 2014 | 32

CHAMBERS STREET PROPERTIES
Non-GAAP Supplemental Financial Measures:

Annualized Base Rent
Annualized Base Rent for each lease equals (i) 12 times the monthly cash base rent due as of December 31, 2014, or (ii) for any lease still in an initial free or reduced rent period as of December 31, 2014, 12 times the monthly cash base rent due upon expiration of the initial free or reduced rent period.
Net Operating Income
Net operating income ("NOI") is designed to reflect the operating performance of our portfolio by excluding certain items that are not considered to be controllable in connection with the management of the property. NOI is a non-GAAP financial measure which calculates, on a consolidated basis, rental income, tenant reimbursements and other property income less property and related expenses (operating and maintenance, property management fees, property level general and administrative expenses and real estate taxes) and excludes other non-property income and expenses, interest expense, depreciation and amortization, and our general and administrative expenses. We believe that NOI provides an accurate measure of the operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry. However, NOI presented by us may not be comparable to NOI reported by other REITs that may use different methodologies. NOI should not be considered an alternative to net income as an indication of our performance, or as an alternative to cash flow from operating activities as a measure of our liquidity or ability to make cash distributions to shareholders.
EBITDA
We define Adjusted EBITDA as net income (loss) computed in accordance with GAAP plus depreciation, amortization, taxes, interest expense and net change in fair value of non-qualifying derivative financial instruments, gain (loss) on conversion of equity interest to controlling interest, impairment charges, gain (loss) on asset dispositions, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because we believe it provides useful information regarding our ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

Funds from Operations
The National Association of Real Estate Investment Trusts ("NAREIT") created Funds from Operations ("FFO") as a non-GAAP supplemental measure of REIT operating performance, which reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The most directly comparable GAAP measure to FFO is net income. FFO is used commonly in the real estate industry because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many

Supplemental Information | Fourth Quarter 2014 | 33

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:

industry analysts and investors consider presentations of operating results for REITs that use historical cost accounting to be insufficient.
We compute FFO in accordance with standards established by NAREIT. The revised NAREIT White Paper on FFO defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, impairment charges and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.
Core Funds from Operations
We believe that Core Funds from Operations ("Core FFO") is a useful measure of management’s decision-making process and appropriately presents our results of operations on a comparative basis. The items listed below are excluded from NAREIT-defined FFO because they are subject to significant fluctuations from period to period that cause both positive and negative effects on our results of operations, often in inconsistent and unpredictable directions.
- Acquisition-related expenses: Acquisition-related expenses are primarily the result of the volume of our acquisitions completed during each period, and therefore we believe such acquisition costs are not reflective of our operating results during each period.
- Loss on early extinguishment of debt: Losses on early extinguishment of debt incurred in the current year are primarily a result of secured mortgage loan repayments typically associated with the sales of the underlying properties. In 2013, the losses represent the write-off of deferred financing costs associated with the refinancing of an unsecured term loan. We believe these events are non-recurring in nature and do not accurately reflect our financial performance.
- Net change in fair value of non-qualifying derivative financial instruments and unrealized gains or losses on our investment in unconsolidated entities: Unrealized gains or losses that we have recognized during a given period are based primarily upon changes in the estimated fair market value of certain of our investments due to changes in market conditions and do not necessarily reflect the operating performance of these properties during the corresponding period.
- Other non-recurring expenses: Other non-recurring expenses such as severance-related costs and costs related to the process of listing our common shares on the New York Stock Exchange and our modified “Dutch Auction” tender offer are not reflective of our operating results during each period.
We believe that Core FFO is useful to investors as a supplemental measure of operating performance because adjusting FFO to exclude acquisition costs, unrealized gains and/or losses or other non- recurring expenses provides investors a view of the performance of our portfolio over time, including if we cease to acquire properties on a frequent and regular basis and allows for a comparison of the performance of our portfolio with other REITs that are not currently engaging in acquisitions. We also believe that Core FFO may provide investors with a useful indication of our future performance, and of the sustainability of our current distribution policy. However, because Core FFO excludes acquisition costs, unrealized gains or losses and/or other non-recurring

Supplemental Information | Fourth Quarter 2014 | 34

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:

expenses which are important components in an analysis of our historical performance, such supplemental measure should not be construed as a historical performance measure and may not be as useful a measure for estimating the value of our common shares.
Adjusted Funds from Operations
We calculate Adjusted Funds from Operations ("AFFO") as Core FFO exclusive of the net effects of (i) amortization associated with deferred financings costs; (ii) amortization of above- and below-market lease intangibles; (iii) amortization of premium on notes payable; (iv) amortization of deferred revenue related to tenant improvements; (v) non-cash share-based compensation expense; (vi) straight-line rental revenue; and (vii) recurring capital expenditures.
Not all REITs calculate FFO, Core FFO or AFFO (or an equivalent measure), in the same manner and therefore comparisons with other REITs may not be meaningful. None of these measures present, nor do we intend for them to present, a complete picture of our financial condition and/or operating performance. We believe that net income, as computed under GAAP, appropriately remains the primary measure of our performance and that FFO, Core FFO and AFFO, when considered in conjunction with net income, improves the investing public's understanding of the operating results of REITs and makes comparisons of REIT operating results more meaningful.

Supplemental Information | Fourth Quarter 2014 | 35

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:
Reconciliation of Net (Loss) Income to Consolidated Net Operating Income (NOI)
As of December 31, 2014
(In Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Net (Loss) Income	$(7,892)	$4,037	$19,048	$83,346
General and Administrative	11,286	5,430	31,333	23,138
Investment Management Fee	—	—	—	489
Acquisition-related Expenses	1,717	512	2,272	2,690
Depreciation and Amortization	27,720	27,986	109,292	103,400
Impairment of Real Estate	27,563	—	27,563	—
Transition and Listing Expenses	—	—	—	12,681
Total Expenses	68,286	33,928	170,460	142,398
Interest and Other Income	(79)	(214)	(652)	(1,241)
Interest Expense	13,658	14,912	55,311	47,715
Interest Expense and Net Change in Fair Value of Non-Qualifying Derivative Financial Instruments	9	(32)	(71)	(614)
Gain on Sale of Real Estate	(7,989)	—	(21,164)	—
Loss on Early Extinguishment of Debt	477	(425)	477	1,147
Gain on Conversion of Equity Interest to Controlling Interest	—	(227)	—	(75,763)
Provision for Income Taxes	201	13	780	287
Equity in Income of Unconsolidated Entities	(16,994)	(1,848)	(28,823)	(12,111)
Total Income from Discontinued Operations	—	(2,759)	—	(2,759)
Net Operating Income - GAAP Basis	$49,677	$47,385	$195,366	$182,405
Straight-line Rent Adjustment, Net	(1,468)	(2,383)	(6,109)	(10,269)
Above/Below Market Lease Amortization, Net	1,236	1,374	5,292	6,402
Net Operating Income - Cash Basis	$49,445	$46,376	$194,549	$178,538

Supplemental Information | Fourth Quarter 2014 | 36

CHAMBERS STREET PROPERTIES (continued)
Non-GAAP Supplemental Financial Measures:
Reconciliation of Net (Loss) Income to Adjusted EBITDA
As of December 31, 2014
(In Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013
Net (Loss) Income	$(7,892)	$4,037	$19,048	$83,346
Interest Expense and Net Change in Fair Value of Derivative Financial Instruments (including discontinued operations)	13,667	14,880	55,240	47,101
Pro Rata Share of Interest Expense from Unconsolidated Entities	1,611	1,582	6,845	11,016
Depreciation and Amortization (including discontinued operations)	27,720	27,986	109,292	103,400
Pro Rata Share of Depreciation and Amortization from Unconsolidated Entities	7,141	8,831	32,313	35,785
Provision for Income Taxes	201	13	780	287
EBITDA	$42,448	$57,329	$223,518	$280,935
Gain on Conversion of Equity Interest to Controlling Interest	—	(227)	—	(75,763)
Impairment of Real Estate	27,563	—	27,563	—
Loss from Extinguishment of Debt (including discontinued operations)	477	(425)	477	1,147
Pro Rata Share of Loss from Extinguishment of Debt from Unconsolidated Entities	1,378	214	1,378	214
Gain on Sale of Real Estate	(7,989)	(2,759)	(21,164)	(2,759)
Pro Rata Share of Gain on Sale of Real Estate from Unconsolidated Entities	(13,638)	(2,823)	(13,638)	(2,823)
Adjusted EBITDA	$50,239	$51,309	$218,134	$200,951

Supplemental Information | Fourth Quarter 2014 | 37

Chambers Street Properties 47 Hulfish Street, Suite 210 Princeton, NJ 08542-3706 609 683-4900 www.ChambersStreet.com